UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2005

OPTELECOM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-8828	52-1010850
(Commission File Number)	(IRS Employer Identification No.)

12920 Cloverleaf Center Drive,

Germantown, Maryland 20874

(Address of Principal Executive Offices)  (Zip Code)

(301) 444-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

Institutional Shareholder Services (“ISS”) has requested that we provide ISS with additional information about our tax fees that we reported in our proxy statement dated March 28, 2005 for our annual meeting of shareholders on May 2, 2005.  ISS further requested that we publish this information in a current report on Form 8-K.

FEES PAID TO INDEPENDENT AUDITORS

The following table presents fees for professional services provided to us by Grant Thornton LLP, Ernst & Young LLP and Deloitte & Touche LLP during our fiscal year ended December 31, 2004:

Audit Fees	$74,953
Audit Related Fees	0
Tax Fees – Preparation and Compliance	33,790
Subtotal	108,743

Tax Fees – Other (a)	24,665
Other services	51,529
Subtotal	76,194

Total Fees	$184,937

(a) Tax Fees-Other relates to a transfer pricing study performed by Grant Thornton

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2005

OPTELECOM, INC.

	By:	/s/ James Armstrong
James Armstrong
Chief Financial Officer